DELAWARE GROUP EQUITY FUNDS II

Delaware Large Cap Value Fund
(the "Fund")

Supplement to the Fund's
Class A * Class B * Class C * Class R * Institutional Class Prospectus
each dated February 23, 2004

The Board of Trustees of Delaware Group Equity Funds II (the "Trust") unanimously voted to change the name of the Delaware Decatur Equity Income Fund series of the Trust to Delaware Large Cap Value Fund. This change will be effective as of March 31, 2004.

This Supplement is dated March 5, 2004.